QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

WITNESS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29335 (Commission File Number)	23-2518693 (I.R.S. Employer Identification No.)

300 Colonial Center Parkway
Roswell, GA 30076
(Address of principal executive offices)

(770) 754-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    ELECTION OF DIRECTORS

        On October 13, 2004, the Board of Directors of Witness Systems, Inc. appointed Tom Bishop as a director of the Company following his nomination and recommendation by the Company's Nominating Committee.

        Mr. Bishop is not party to any arrangement or understanding with any person pursuant to which Mr. Bishop was selected as a director; nor is Mr. Bishop a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

        Mr. Bishop was appointed to serve on the Company's Corporate Governance Committee.

        Furnished as exhibit 99.1 hereto, but not filed, is the press release issued by Witness Systems announcing the election of Tom Bishop as Director of Witness Systems, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: OCTOBER 14, 2004	WITNESS SYSTEMS, INC.
	BY:	/s/ LOREN WIMPFHEIMER LOREN WIMPFHEIMER
SENIOR VICE PRESIDENT AND GENERAL COUNSEL

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Witness Systems, Inc. on October 14, 2004.

QuickLinks

  ITEM 5.02. ELECTION OF DIRECTORS
SIGNATURES
Exhibit Index